                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1997 on the consolidated financial statements of Trustmark Corporation and to all references to our Firm included in or made a part of this Registration Statement on Form S-4.



                                            /s/ Arthur Andersen LLP
                                            -----------------------------
                                            ARTHUR ANDERSEN LLP



Jackson, Mississippi,
October 30, 1997.